UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2010

ASSOCIATED MATERIALS, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-24956	75-1872487
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3773 State Road Cuyahoga Falls, Ohio	44223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (330) 929-1811

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company announced on October 13, 2010 that affiliates of Hellman & Friedman LLC have completed their purchase of Associated Materials, LLC.  The planned acquisition from its former investors, which included affiliates of Harvest Partners and Investcorp and other minority shareholders, was first announced on September 8, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSOCIATED MATERIALS, LLC

DATE: October 18, 2010

By: /s/ Thomas N. Chieffe
Thomas N. Chieffe
President and Chief Executive Officer

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